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                                                                   EXHIBIT 10.44



                                CONSENT AGREEMENT


        THIS CONSENT AGREEMENT (this "Consent") is made as of October 7, 1997, by and among LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee"), IBJTC LEASING CORPORATION-BSC, a New York Corporation, THE INDUSTRIAL BANK OF JAPAN, LIMITED, WELLS FARGO BANK, N.A., THE BANK OF NOVA SCOTIA and FLEET NATIONAL BANK (collectively, "Participants"),

                              W I T N E S S E T H:

        WHEREAS, the parties hereto, along with The Industrial Bank of Japan, Limited, acting as agent, are also parties to that certain Participation Agreement dated as of March 27, 1996, and amended as of September 27, 1996 (as amended, the "Participation Agreement"); and

        WHEREAS, Section 10.2 of the Participation Agreement requires Lessee to comply with all covenants contained in Section 5.02 of the Credit Agreement, and any amendment to, or waiver of, Section 5.02 of the Credit Agreement requires the prior written consent of the Required Participants; and

        WHEREAS, the parties hereto desire to consent to the amendment to the Credit Agreement, all as set forth below;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Participation Agreement.

        2. Consent. Each of the Participants hereby consents to the amendment to the Credit Agreement, as set forth in the form of Third Amendment to Credit Agreement attached hereto as Exhibit A.




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        3. Effect. Except as expressly modified by this Consent, all terms of the Participation Agreement and the Credit Agreement shall remain unchanged and in full force and effect.

        4. Governing Law. This Consent shall in all respects be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state, including all matters of construction, validity and performance.

        5. Counterpart Execution. This Consent may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Consent to be duly executed by an officer thereunto duly authorized as of the day and year first above written.


                                    LAM RESEARCH CORPORATION, as Lessee,
                                    Construction Agent and Guarantor



                                    By    /s/ Richard H. Lovgren
                                       -----------------------------------------
                                    Title   Vice President and General Counsel


                                    IBJTC LEASING CORPORATION-BSC,
                                    as Lessor and Participation Agent



                                    By    /s/ M. Watanabe
                                       -----------------------------------------
                                    Title   Senior Vice President




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                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    as Tranche A Lender and Tranche B Lender



                                    By    /s/ Haruhiko Masuda
                                       -----------------------------------------
                                    Title   Deputy General Manager
                                          --------------------------------------

                                    WELLS FARGO BANK, N.A., as Tranche A
                                    Lender and Tranche B Lender



                                    By    /s/ Matt Jurgens
                                       -----------------------------------------
                                    Title   Assistant Vice President
                                          --------------------------------------

                                    THE BANK OF NOVA SCOTIA, as Tranche A
                                    Lender and Tranche B Lender



                                    By     /s/ C. Osborne
                                       -----------------------------------------
                                    Title   Relationship Manager
                                          --------------------------------------

                                    FLEET NATIONAL BANK, as Tranche A
                                    Lender and Tranche B Lender



                                    By    /s/ M. S. Barclay
                                       -----------------------------------------
                                    Title   AVP
                                          --------------------------------------





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                                    EXHIBIT A


                                  See Attached.